Exhibit 99.1

Mike Crapps President and CEO 2013 U.S. BANK CONFERENCE August 22, 2013 Joe Sawyer Executive Vice President and CFO

2 FIRST COMMUNITY BANK OUTLINE I. Background II. 2013 Performance III. Savannah River Financial Corporation Acquisition IV. Summary V. Addenda

3 BACKGROUND

4 Started in 1995 Lexington Forest Acres Profitable in 15 months Four (4) acquisitions 2004 – Newberry Federal 2006 – Bank of Camden 2008 – Two (2) Financial Planning practices 2011 – Palmetto South Mortgage Corp. Six (6) De-Novo Branches June 30, 2013 Total assets -- $633 million Eleven (11) banking offices Four (4) counties – Midlands of SC FIRST COMMUNITY BANK

5 VISION As the provider of choice of financial solutions to local businesses and professionals in the markets we serve, we optimize the long-term return to our shareholders, while providing a safe and sound investment.

6 LINES OF BUSINESS Commercial and Retail Banking Residential Mortgage Banking Financial Planning and Investment Advisory Services

7 CORE VALUES All of the above is accomplished, while the company and its employees remain grounded in its core values: Quality and integrity in all endeavors Passionate focus on the customer experience Mutual respect for colleagues and their unique role in the Bank’s success

8 Name / Position Education Years in Banking Years with FCCO Prior Experience Michael C. Crapps President & Chief Executive Officer B.S., Economics, Clemson M.B.A., USC 33 19 Republic National Bank Joseph G. Sawyer Executive Vice President & Chief Financial Officer B.A., Political Science, Citadel CPA 29 18 NBSC; Ernst & Young & Predecessor Firm David K. Proctor Executive Vice President & Chief Risk Officer B.S., Business Administration, Clemson 33 18 C&S; Republic National Bank Robin D. Brown Executive Vice President, HR & Marketing Director B.S., Business Administration, USC 28 19 NBSC; Republic National Bank J. Ted Nissen Executive Vice President, Chief Commercial & Retail Banking Officer B.S., Business Administration, Presbyterian 28 18 Republic National Bank Average: 30 18 EXPERIENCED MANAGEMENT TEAM

9 As of June 30, 2012. $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 27.38% 26.57% 13.20% 9.07% 5.40% 4.74% 3.12% 2.28% 1.75% 0.89% LARGEST COMMUNITY BANK IN THE MIDLANDS

10 STOCK PERFORMANCE One Year Total Return vs. Relevant Indices Common Stock Cash Dividends 46 Consecutive Quarters January 2013 – Increased to $0.05 per share July 2013 -- Increased to $0.06 per share Current Yield – 2.30%

11 2013 PERFORMANCE

12 POSITIONED FOR TOMORROW. NOW 1 Building out current lines of business to reach their full potential 2 Identifying opportunities in the Midlands for new banking offices 3 A disciplined approach to expanding our foot print to other South Carolina communities that are a good match for our brand of community banking

13 KEY FINANCIAL METRICS First Community Corporation For the 12 Months Ended At or for the Six Months Ended June 30, Financial Highlights 2010 2011 2012 2013 ($000), except where otherwise noted & per share data Balance Sheet Total Assets $599,023 $593,887 $602,925 $633,185 Total Loans (not including Held for Sale) $329,954 $324,111 $332,111 $341,089 Total Deposits $455,344 $464,585 $474,977 $509,619 Loans/Deposits 72.5% 69.8% 69.9% 66.9% Capital Common Equity $30,762 $36,759 $54,183 $52,828 Tangible Common Equity (TCE) $29,881 $35,823 $53,452 $51,192 Tangible Book Value (TBV) $9.14 $10.83 $10.23 $9.86 TCE/TA 5.00% 6.04% 8.88% 8.25% Leverage Ratio 8.79% 9.40% 10.63% 10.61% Total RIsk Based Capital 14.99% 17.25% 18.58% 18.68% Dividend Per Common Share $0.16 $0.16 $0.16 $0.10 Dividend Payout Ratio 44.4% 19.8% 20.3% 23.8% Profitability Measures Net Interest Margin 3.26% 3.33% 3.22% 3.13% Customer Non Interest Income/Revenue 23.30% 26.50% 33.30% 33.20% Efficiency Ratio 73.07% 75.55% 74.82% 74.63% ROAA (%) 0.30% 0.44% 0.55% 0.73% ROACE (%) 3.73% 7.98% 7.40% 8.24% Net Income Available to Common Shareholders $1,190 $2,654 $3,292 $2,241 Diluted EPS $0.36 $0.81 $0.79 $0.42 Asset Quality Nonperforming Assets/Assets 2.20% 2.16% 1.45% 1.39% NCOs/Average Loans 0.54% 0.50% 0.17% 0.25%

14 STRENGTH IN REVENUE DIVERSIFICATION CUSTOMER NON-INTEREST INCOME ($000) Customer Non-Interest Income 2010 2011 2012 JUN 30 2013 YTD Deposit Service Charges $1,875 $1,810 $1,562 $728 ATM / Debit Card 840 1,060 1,129 579 Investment Advisory / Financial Planning 501 767 651 416 Mortgage Fees 1034 1,973 4,242 2,198 Other 873 906 909 422 Total Customer Non-Interest Income $5,123 $6,516 $8,493 $4,343 % of Total Revenue 23.3% 26.5% 33.3% 33.2%

15 STRENGTH IN REVENUE DIVERSIFICATION MORTGAGE 2012 1Q2013 2Q2013 2013 YTD Production (millions) $140.1 $34.4 $36.6 $71.0 Purchase $44.8 $10.4 $17.9 $28.3 Refinance $95.3 $24.0 $18.7 $42.7 % Purchase 32.0% 30.2% 48.9% 39.9% Revenue (000s omitted) $4,242 $1,016 $1,184 $2,199 % Yield 3.03% 2.95% 3.23% 3.10% Pre-Tax Profit Margin 44.40% 34.74% 42.33% 38.84%

16

17 TRANSACTION TERMS Buyer: First Community Corporation (“FCCO”) Seller: Savannah River Financial Corporation (“SRFC”) Transaction Value: $33.6 million1 Consideration: 60% Cash / 40% Stock Price Per Share: $11.00 Price/Tangible Book: 113% Price Collar: Pre-determined fixed exchange ratio should FCCO stock trade outside the range of $8.48 to $10.36 per share Integration: SRFC’s subsidiary merged into First Community Bank Required Approvals: Customary regulatory and shareholder approval Expected Closing: First Quarter 2014 1 Includes cash consideration paid to option holders.

18 NATURAL COMBINATION Contiguous and similar markets Similar cultures & strategies focused on local businesses and professionals

19 CENTRAL SAVANNAH RIVER AREA HIGHLIGHTS Diverse economy - strong healthcare, sciences and technology industries 12+ hospitals – economic impact of ~$8 billion and employs 20,000 people Savannah River Site – US Department of Energy facility – annual budget of $2 billion and over 12,000 employees Robust manufacturing industry - $4.3 billion of annual sales and 20,000+ employees Regional agriculture hub with > $150 million in crop revenues Aiken is a world-renowned equestrian hub - 6,500 horses valued at $55 million Fort Gordon – creation of Cyber Center of Excellence in the works Home to the Masters Golf Tournament – estimated economic impact of $110 million Major employers include: US Department of Energy Kimberly-Clark Corp. Beech Island Bridgestone Americas Tire Operations Others: Shaw Industries Automatic Data Processing, Pepperidge Farms, UPS, Urban Outfitters, GlaxoSmithKline New market entrants: Whole Foods, Cabela’s, Bass Pro Shops Market Overview Source: SNL Financial, Metro Augusta Chamber of Commerce, SC Economic Development Partnership

PRO FORMA LOANS: JUNE 30, 2013

FCCO



Consr & Other
2.3%
Multifam
1.9%
C&I
6.0%
C&D
7.2%
1-4 Fam
21.8%
Other CRE
31.7%
HELOC
7.3%
OwnOcc CRE
21.6%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	25,140	7.2%
1-4 Family Residential	75,780	21.8%
Home Equity	25,437	7.3%
Owner - Occ CRE	75,035	21.6%
Other CRE	109,864	31.7%
Multifamily	6,752	1.9%
Commercial & Industrial	20,905	6.0%
Consr & Other	7,965	2.3%
Total Loans	$346,878	100.0%

MRQ Yield on Loans: 5.19%

SRFC



Consr & Other
3.1%
C&I
16.1%
C&D
13.2%
Multifam
0.1%
1-4 Fam
19.1%
Other CRE
27.9%
HELOC
5.4%
OwnOcc CRE
15.1%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	14,587	13.2%
1-4 Family Residential	21,196	19.1%
Home Equity	5,924	5.4%
Owner - Occ CRE	16,697	15.1%
Other CRE	30,902	27.9%
Multifamily	139	0.1%
Commercial & Industrial	17,845	16.1%
Consr & Other	3,404	3.1%
Total Loans	$110,694	100.0%

MRQ Yield on Loans: 4.86%

Pro Forma



Consr & Other
2.5%
Multifam
1.5%
C&I
8.5%
C&D
8.7%
1-4 Fam
21.2%
Other CRE
30.8%
HELOC
6.9%
OwnOcc CRE
20.0%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	39,727	8.7%
1-4 Family Residential	96,976	21.2%
Home Equity	31,361	6.9%
Owner - Occ CRE	91,732	20.0%
Other CRE	140,766	30.8%
Multifamily	6,891	1.5%
Commercial & Industrial	38,750	8.5%
Consr & Other	11,369	2.5%
Total Loans	$457,572	100.0%

MRQ Yield on Loans: 5.11%

Source: SNL Financial, SRFC data is bank-level

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21 PRO FORMA DEPOSITS: JUNE 30, 2013 Non Int. Bearing 21.0% NOW Accts 8.9% MMDA & Sav 36.9% Retail Time 20.0% Jumbo Time 13.2% Non Int. Bearing 9.8% NOW Accts 25.5% MMDA & Sav 43.4% Retail Time 7.3% Jumbo Time 14.1% Non Int. Bearing 18.7% NOW Accts 12.3% MMDA & Sav 38.2% Retail Time 17.4% Jumbo Time 13.4% Composition Composition Composition Deposit Type ($000) % of Total Deposit Type ($000) % of Total Deposit Type ($000) % of Total Non Interest Bearing 107,675 21.0% Non Interest Bearing 12,799 9.8% Non Interest Bearing 120,474 18.7% NOW & Other Trans 45,473 8.9% NOW & Other Trans 33,314 25.5% NOW & Other Trans 78,787 12.3% MMDA & Sav 188,656 36.9% MMDA & Sav 56,702 43.4% MMDA & Sav 245,358 38.2% Retail Time Deposits 102,310 20.0% Retail Time Deposits 9,482 7.3% Retail Time Deposits 111,792 17.4% Jumbo Time Deposits 67,816 13.2% Jumbo Time Deposits 18,442 14.1% Jumbo Time Deposits 86,258 13.4% Total Deposits $511,930 100.0% Total Deposits $130,739 100.0% Total Deposits $642,669 100.0% MRQ Cost of Deposits: 0.36% MRQ Cost of Deposits: 0.46% MRQ Cost of Deposits: 0.38% FCCO Pro Forma SRFC Source: SNL Financial, SRFC data is bank-level

ASSET QUALITY: JUNE 30, 2013

FCCO


C&D
1.3%
1-4 Fam
12.1%
OwnOcc
CRE
35.2%
OREO
31.9%
Other CRE
18.0%
TDRs
0.6%
Consr &
Other
0.1%
C&I
0.9%

AQ Type	Composition ($000)	% of Total
Constr & Dev	112	1.3%
1-4 Family Residential	1,069	12.1%
Home Equity	-	0.0%
Owner - Occ CRE	3,114	35.2%
Other CRE	1,592	18.0%
Multifamily	-	0.0%
Commercial & Industrial	84	0.9%
Consr & Other	7	0.1%
Restructured Loans ("TDRs")	57	0.6%
OREO	2,824	31.9%
Total	$8,859	100.0%
NPAs/Assets		1.39%

SRFC


Other CRE
86.5%
OREO
12.8%
TDRs
0.7%

AQ Type	Composition ($000)	% of Total
Constr & Dev	-	0.0%
1-4 Family Residential	-	0.0%
Home Equity	-	0.0%
Owner - Occ CRE	-	0.0%
Other CRE	858	86.5%
Multifamily	-	0.0%
Commercial & Industrial	-	0.0%
Consr & Other	-	0.0%
Restructured Loans ("TDRs")	7	0.7%
OREO	127	12.8%
Total	$992	100.0%
NPAs/Assets		0.62%

Pro Forma


C&D
1.1%
1-4 Fam
10.9%
OwnOcc CRE
31.6%
OREO
30.0%
Other CRE
24.9%
TDRs
0.6%
Consr & Other
0.1%
C&I
0.9%

AQ Type	Composition ($000)	% of Total
Constr & Dev	112	1.1%
1-4 Family Residential	1,069	10.9%
Home Equity	-	0.0%
Owner - Occ CRE	3,114	31.6%
Other CRE	2,450	24.9%
Multifamily	-	0.0%
Commercial & Industrial	84	0.9%
Consr & Other	7	0.1%
Restructured Loans ("TDRs")	64	0.6%
OREO	2,951	30.0%
Total	$9,851	100.0%
NPAs/Assets		1.27%

Source: SNL Financial, SRFC data based on call reports and is bank-level.

22

23

24 FINANCIAL IMPACT Pro Forma institution 13 locations 6 counties 2 MSAs 2 states Attractive Pro Forma Balance Sheet Total assets of $775 million Total loans of $450 million Total deposits of $635 billion Strong Pro Forma Capital Ratios Leverage ratio ~ 9.25% Tier 1 RBC ratio ~13.75% Total RBC ratio ~14.75% TCE/TA ~7.75% Compelling Financial Returns Earnings accretion >18% per annum within first full year of operations Tangible book payback period is less than 4 years Significant cost saves available – approximately 30% Acquisition related costs of $1.8 million New intangibles of approximately $4.1million Business line synergies not included in financial projections

25 TRANSACTION RATIONALE • Strategic franchise expansion into contiguous and similar markets • Metro Augusta is a growing and dynamic economic market • Entrance into a market historically favorable to community banks • Gaining critical mass – step towards reaching $1.0 billion in assets • Significant EPS accretion and favorable TBV payback period • Savannah River’s strong credit profile reduces overall risk • Favorable transaction structure with a cash/stock mix • Re-introduces FCCO as an active acquirer in the market • Strong post-transaction business mix • Addition of key SRFC personnel strengthens market reach and increases customer base • Complimentary markets • Meaningful addition to asset size • Increases the loan/deposit ratio • Significant earnings per share (EPS) accretion Attractive Financial Impact Favorable Markets Well- Positioned Franchise Acquisition Criteria Met

26 TRANSACTION SUMMARY Shared commitment to quality and integrity Contiguous and similar markets Similar cultures and strategies focused on local businesses and professionals Additional Credit Capacity Additional Product Offerings Low integration risk Favorable EPS accretion

27 SUMMARY

28 FIRST COMMUNITY SUMMARY Executing its growth strategy Organic – all three lines of business Targeted De-novo Strategic M&A High Quality Balance Sheet Favorable Deposit mix resulting in low cost of deposits Excellent credit quality Capital strength Earnings Forward momentum Revenue diversification model SRFC acquisition as a catalyst in 2014

29 ADDENDA

ADDENDA A: FINANCIAL PROFILE – SAVANNAH RIVER

SAVANNAH RIVER FINANCIAL CORPORATION

Company Information
407 Silver Bluff Road, SW

Aiken, SC 29803
CEO: J. Randolph Potter
Number of Offices: 2
Number of Employees: 30
Type: Commercial Bank


Edgefield
Columbia
Aiken
Richmond
Burke

	For the Twelve Months Ended			Quarters Ended	
In $000s except for per share data	12/31/10	12/31/11	12/31/12	03/31/13	06/30/13
Balance Sheet					
Total Assets	$144,408	$157,723	$162,580	$158,410	$160,168
Total Loans	$97,681	$101,326	$113,932	$114,666	$110,694
Total Deposits	$117,821	$126,333	$132,197	$128,753	$130,739
Loans/Deposits	82.9%	80.2%	86.2%	89.1%	84.7%
Capital					
Common Equity	$19,856	$28,756	$29,226	$29,386	$29,283
Tangible Common Equity	$19,856	$28,756	$29,226	$29,386	$29,283
TCE/TA	13.74%	18.23%	17.98%	18.55%	18.28%
Risked Based Capital (Bank)	16.32%	18.90%	17.99%	18.04%	18.01%
Tier 1 RBC Ratio (Bank)	15.19%	17.65%	16.74%	16.79%	16.75%
Bank - Level Profitability Measures					
Net Interest Margin	3.34%	3.40%	3.57%	3.70%	3.68%
Non Interest Income/Average Assets	0.20%	0.17%	0.24%	0.30%	0.20%
Non Interest Expense/Average Asset	2.81%	2.46%	2.54%	2.59%	2.59%
Efficiency Ratio	84.8%	73.9%	71.3%	69.4%	70.9%
ROAA	0.16%	0.41%	0.42%	0.59%	0.54%
ROAE	1.08%	2.98%	3.02%	4.23%	3.95%
Net Income	$206	$605	$643	$230	$215
Asset Quality					
Nonperforming Assets/Assets	0.01%	0.08%	0.80%	0.62%	0.62%
NCOs/Avg Loans	0.05%	0.04%	0.27%	0.00%	-0.03%

Source: SNL Financial

30

31 ADDENDA B: CREDIT DUE DILIGENCE • A robust balance sheet analysis to evaluate credit exposure – Reviewed $72.8 million (64%) of the total loan portfolio • 100% of special mention credits - $5.7 million • 100% of substandard credits - $2.1 million – Overall loan portfolio is considered strong with accurate risk ratings – FCCO engaged independent 3rd party for loan review assistance • Fair value marks based on SRFC’s internal credit model and potential impairment – Anticipated loan portfolio mark down of $2.1 million or 1.9% of SRFC loans – Completely offset by loan loss reserve on balance sheet • SFRC’s historically very strong credit profile and existing loan portfolio help to reduce overall credit marks associated with the transaction – NPAs/Assets of 0.62% – NPLs/Loans of 0.78% – Reserves/NPAs of 210% – YTD NCO/Average Loans of (0.02%) – Total charges-offs since 2011 of $224 thousand

32 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements relating to the financial condition, results of operations and business of First Community Corporation and its subsidiary First Community Bank. These forward looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of First Community Corporation, and the information available to management at the time that this presentation was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: the businesses of First Community and Savannah River Financial Corporation may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger may not be obtained on the proposed terms and schedule; Savannah River Financial Corporation shareholders may not approve the merger and/or First Community shareholders may not approve the issuance of First Community shares in pursuant to the merger agreement; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in First Community’s Annual Report on Form 10-K and documents subsequently filed by First Community with the Securities and Exchange Commission. Please refer to the Securities and Exchange Commission's website at www.sec.gov to review such documents. First Community Corporation does not undertake a duty to update any forward-looking statements made in this presentation. First Community Corporation intends to file relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a proxy statement/prospectus. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings by First Community, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/ prospectus can also be obtained, without charge, by directing a request to First Community Corporation, 5455 Sunset Blvd., Lexington, SC 29072, Attention: Michael Crapps. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEYWILL CONTAIN IMPORTANT INFORMATION. The directors and executive officers of First Community Corporation and other persons may be deemed to be participants in the solicitation of proxies from First Community shareholders in connection with the proposed merger. Information regarding First Community’s directors and executive officers is available in its definitive proxy statement and additional definitive proxy soliciting materials filed with the SEC for First Community's 2013 annual shareholder meeting. Other information regarding the participants in the First Community proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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